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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


        KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below appoints each of (1) Michael A. Gist, the Corporate Secretary of Conoco Inc., a Delaware corporation (the "Company"), (2) Robert W. Goldman, the Senior Vice President, Finance of the Company and (3) W. David Welch, Controller and Principal Accounting Officer of the Company, and each of them, severally, as such person's true and lawful attorney or attorneys-in-fact and agent or agents, each of whom shall be authorized to act with or without the other, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission, any and all amendments to the Company's Annual Report on Form 10-K for the year ended December 31, 1999, and all materials required by the Securities Exchange Act of 1934, as amended, with full power and authority to each of said attorneys-in-fact and agents to do and perform in the name and on behalf of such person, each and every act and thing whatsoever that is necessary, appropriate or advisable in connection with any or all the above-described matters and to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.



      /s/ ARCHIE W. DUNHAM                           February 22, 2000
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          Archie W. Dunham                           Date


      /s/ ROBERT W. GOLDMAN                          February 22, 2000
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          Robert W. Goldman                          Date


      /s/ RUTH R. HARKIN                             February 22, 2000
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          Ruth R. Harkin                             Date


      /s/ FRANK A. MCPHERSON                         February 22, 2000
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          Frank A. Mcpherson                         Date


      /s/ WILLIAM K. REILLY                          February 22, 2000
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          William K. Reilly                          Date


      /s/ WILLIAM R. RHODES                          February 22, 2000
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          William R. Rhodes                          Date


      /s/ FRANKLIN A. THOMAS                         March 6, 2000
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          Franklin A. Thomas                         Date


      /s/ A. R. "TONY" SANCHEZ, JR.                  February 22, 2000
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          A. R. "Tony" Sanchez, JR.                  Date